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                       [LETTERHEAD] ARTHUR ANDERSEN LLP

                                                                      EXHIBIT 23



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To InfoMed Holdings, Inc.:


As independent public accountants, we hereby consent to the incorporation by reference of our report dated September 23, 1996, included in this Form 10-K, into InfoMed Holding, Inc.'s previously filed Registration Statement on Form S-8 for the 1994 Incentive Stock Option and Non-Qualified Stock Option Plan, Registration No. 33-97772.


                                        /s/ Arthur Andersen LLP

                                        Arthur Andersen LLP


Princeton, New Jersey
September 25, 1996